Exhibit 99.2 First Quarter 2019 Earnings Presentation

Important Notice Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Corporation (“ACRE” or the “Company”), its external manager, Ares Commercial Real Estate Management LLC (“ACREM”), a subsidiary of Ares Management Corporation (“Ares Corp.”), Ares Corp., certain of their respective subsidiaries and certain funds and accounts managed by ACREM and/or their subsidiaries. These statements are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in ACRE’s and/or Ares Corp.’s filings with the Securities and Exchange Commission (“SEC”). Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws.   Ares Corp. is the parent to several registered investment advisers, including Ares Management LLC (“Ares Management”) and ACREM. Collectively, Ares Corp., its affiliated entities, and all underlying subsidiary entities shall be referred to as “Ares” unless specifically noted otherwise.   The information contained in this presentation is summary information that is intended to be considered in the context of ACRE’s SEC filings and other public announcements that ACRE or Ares may make, by press release or otherwise, from time to time. ACRE and Ares undertake no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about ACRE and Ares, and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of ACRE or Ares or information about the market, as indicative of future results, the achievement of which cannot be assured.   Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by ACRE or any other fund or account managed by Ares, or as legal, accounting or tax advice. None of ACRE or Ares makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Certain information set forth herein includes estimates and projections and involves significant elements of subjective judgment and analysis. Further, such information, unless otherwise stated, is before giving effect to management and incentive fees and deductions for taxes. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such estimates or projections will be realized.   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These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by ACRE will be made only by means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment.   This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Such information has not been independently verified and, accordingly, ACRE makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.   1

First Quarter 2019 Highlights • GAAP Earnings of $8.5 million or $0.30 per common share Financial Results • Core Earnings(1) of $9.1 million or $0.32 per common share • Book value per common share of $14.74 • Closed 4 senior loans totaling $234.1 million in commitments Loan Originations • $121.2 million in outstanding principal funded • Closed 1 additional senior loan commitment totaling $40.5 million in the Ares Warehouse; expected to transfer to ACRE in & Repayments Q2-19 • Received $58.3 million from the repayment of two loans • 45 loans held for investment Total Loan • $1.9 billion in originated commitments at closing and $1.6 billion in outstanding principal • 98% of loans have floating interest rates based on outstanding principal balance Portfolio* • 97% of loans are senior loans based on outstanding principal balance • Weighted average unlevered effective yield of 7.2%(2) Capital and • Seven financing agreements with total borrowing capacity of $1.5 billion and $731.6 million outstanding • Privately placed $172.7 million of additional investment grade notes in the 2017-FL3 Securitization, bringing the Liquidity total amount of notes issued to a third party by the securitization to $445.6 million • Common stock dividend of $0.33 per common share paid for Q1-19 Dividends (3) • 8.7% annualized dividend yield based upon closing share price on March 29, 2019 • Declared Q2-19 dividend of $0.33 per common share on May 1, 2019 Subsequent Events • Originated a $30.5 million senior mortgage loan on an office property located in North Carolina on April 17, 2019 • Originated a $28.2 million senior mortgage loan on an office property located in Texas on April 18, 2019 * As of March 31, 2019 See footnotes on page 15. 2

First Quarter 2019 Investment Activity First Quarter 2019 Characteristics of Funded Loans(4) Loans Summary ($ in millions) Self Storage Number of loans closed 4 22% New loan commitments $234.1 Loan fundings $121.2 Average size of loans closed $58.5 Percentage of floating rate loans 100% Percentage of senior loans 100% Mixed-use 45% (4) Student Housing Changes in Portfolio 33% $2,000 $121.2 $1,750 $1,534.7 $1,559.0 $1,500 ) $(58.3) $(38.6) s n $1,250 o i l l i m $1,000 n i $ $750 ( $500 $250 $0 Q Fu R C Q 4-1 nd epa onv 1-1 8 ing ym ert 9 s ent ed s to R Senior Loans EO * 100% * See page 7 for additional information See footnotes on page 15. 3

Total Loans Held for Investment Portfolio* Key Statistics Loan Portfolio Characteristics(4) ($ in millions) Total loan commitments at closing* $1,873 Outstanding principal balance* $1,559 Mid-Atlantic/Northeast 9% Weighted average unpaid principal balance of loan portfolio** $1,558 Total number of loans 45 West 25% Percentage of floating rate loans based on outstanding principal Southwest balance 98% 14% Percentage of senior loans based on outstanding principal balance 97% Weighted average remaining life of loan portfolio (years) 1.7 Weighted average remaining life of senior loans (years) 1.6 Weighted average remaining life of subordinated debt and 3.7 Southeast preferred equity investments (years) Midwest 27% 25% Unleveraged Effective Yield(2) Portfolio Self Storage 1% 8% 6.8% 6.9% 7.1% 7.2% 6.6% Residential/Condominium 6% 3% Industrial 3% Multifamily 33% 4% 2% Mixed-use 7% 0% Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Student Housing Senior loans 6.5% 6.7% 6.8% 7.0% 6.9% 10% Subordinated debt and preferred equity investments 11.0% 11.1% 13.4% 14.9% 15.2% Hotel 17% Office 26% * As of March 31, 2019 ** During the quarter ended March 31, 2019 See footnotes on page 15. 4

Financing Sources Overview Financing Sources Composition(4) Financing Sources Detail* ($ in millions) Total Outstanding (5) Term Loan Funding Facilities Commitments Interest Rate Balance 2017-FL3 Securitization Bank Facilities 38% Wells Fargo Facility $ 500.0 LIBOR + 1.50% - 2.25% $ 174.1 2017-FL3 Securitization Citibank Facility 325.0 LIBOR + 1.50% - 2.50% 180.1 BAML Facility 125.0 LIBOR + 2.00% 36.3 CNB Facility 50.0 LIBOR + 3.00% — Term Loan 9% U.S. Bank Facility 186.0 LIBOR + 1.65% - 2.25% 94.1 Stockholders Insurance Equity Metlife Facility 180.0 LIBOR + 2.30% 137.0 Subtotal $ 1,366.0 $ 621.6 Capital Markets Term Loan $ 110.0 LIBOR + 5.00% $ 110.0 2017-FL3 Securitization 445.6 LIBOR + 1.70% 445.6 Financing Bank Facilities 53% Subtotal $ 555.6 $ 555.6 Facilities Total Debt $ 1,921.6 $ 1,177.2 Debt to equity ratio 2.8x Loans held for investment weighted average remaining life 1.7 years Weighted average remaining term of financing agreements 3.7 years Q1-19 weighted average borrowings $1.167 bn * As of March 31, 2019 See footnotes on page 15. 5

Dividend Summary

Quarterly Dividend Paid Since Q1-16



$0.35
$0.33
$0.31
$0.29
$0.27
$0.25
$0.26
$0.26
$0.26
$0.26
$0.27
$0.27
$0.27
$0.27
$0.28
$0.28
$0.29
$0.31
$0.33
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19

6

ARES
COMMERCIAL REAL ESTATE CORPORATION

Westchester Marriott* • On March 8, 2019, ACRE acquired legal title to the Westchester Marriott through a negotiated transaction with the former borrower • ACRE presents the hotel as Real Estate Owned in its financial statements • Location: Tarrytown, New York (Westchester County) • Brand and Management: Marriott • Number of Rooms: 444 • Number of Floors: 10 • Amenities: ◦ Fitness center and full-service spa ◦ 26,000 square foot flexible meeting space ◦ Restaurants: Ruth's Chris Steakhouse, Cooper's Mill • Attractive Market: ◦ Located in affluent suburb of New York City ◦ Proximity to businesses and leisure activities • Recent Renovations: ◦ Approximately $12 million over last 4 years ◦ Renovations included: ▪ Common area improvement ▪ Room renovations ▪ Mechanical, electric & plumbing upgrades * Real Estate Owned - On March 8, 2019, the Company acquired legal title to Westchester Marriott located in Tarrytown, New York through a deed in lieu of foreclosure. The hotel property previously collateralized a $38.6 million senior mortgage loan held by the Company that was in maturity default due to the failure of the borrower to repay the outstanding principal balance of the loan by the December 2018 maturity date. As the Company does not expect to complete a sale of the hotel property within the next twelve months, the hotel property is considered held for use, and is carried at its estimated fair value at acquisition and is presented net of accumulated depreciation and impairment charges. The Company did not recognize any gain or loss on the derecognition of the senior mortgage loan as the fair value of the hotel property of $36.9 million and the net assets held at the hotel property of $1.7 million at acquisition approximated the $38.6 million carrying value of the senior mortgage loan.  The assets and liabilities of the hotel property are included within other assets and other liabilities, respectively, in the Company’s consolidated balance sheets and include items such as cash, restricted cash, trade receivables and payables and advance deposits. 7

Appendix 8

Loans Held for Investment Portfolio Details

($ in millions)

#	Loan Type	Location	Origination Date	Current Loan Commitment	Outstanding Principal	Carrying Value	Interest Rate	Unlevered Effective Yield	Maturity Date	Payment Terms
Multifamily Loans:										
1	Senior	FL	Sep 2016	$89.7	$89.7	$89.6	L+4.75%	7.8%	Sep 2019	I/O
2	Senior	UT	Nov 2017	63.8	63.6	63.3	L+3.25%	6.0%	Dec 2020	I/O
3	Senior	FL	Sep 2016	45.4	45.4	45.3	L+4.75%	7.8%	Sep 2019	I/O
4	Senior	TX	Dec 2017	42.7	42.7	42.5	L+3.30%	6.1%	Dec 2020	I/O
5	Senior	FL	Dec 2018	43.5	41.4	41.1	L+2.60%	5.6%	Jan 2022	I/O
6	Senior	SC	Apr 2018	39.2	38.9	38.7	L+3.36%	6.3%	May 2021	I/O
7	Senior	IL	Nov 2018	40.0	37.5	37.2	L+3.50%	6.7%	Nov 2020	I/O
8	Senior	NY	Dec 2017	30.1	30.1	30.0	L+3.20%	6.1%	Dec 2020	I/O
9	Senior	PA	Dec 2018	30.2	29.4	29.1	L+3.00%	6.0%	Dec 2021	I/O
10	Senior	TX	Sep 2017	27.5	27.5	27.4	L+3.20%	6.2%	Oct 2020	I/O
11	Senior	CA	Jun 2017	27.0	26.8	26.7	L+3.85%	6.8%	July 2020	I/O
12	Senior	CA	Jan 2018	21.7	20.0	19.9	L+3.30%	6.2%	Feb 2021	I/O
13	Senior	FL	Oct 2017	19.2	19.2	19.1	L+4.00%	6.9%	Nov 2020	I/O
Total Multifamily				**$520.0**	**$512.2**	**$509.9**				
Office Loans:										
14	Senior	TX	Jun 2017	$79.5	$68.4	$68.1	L+3.60%	6.6%	July 2020	I/O
15	Senior	IL	Nov 2017	82.0	64.4	64.0	L+3.75%	6.8%	Dec 2020	I/O
16	Senior	IL	Jul 2016	72.0	63.8	63.7	L+3.99%	6.9%	Aug 2019	I/O
17	Senior	NJ	Jun 2017	56.7	56.1	55.8	L+4.65%	7.7%	July 2020	I/O
18	Senior	IL	May 2018	59.6	54.1	53.8	L+3.95%	6.8%	June 2021	I/O
19	Senior	CO	May 2017	35.7	27.6	27.3	L+4.15%	7.1%	June 2021	I/O
20	Senior	FL	Apr 2017	19.0	18.4	18.3	L+4.30%	7.4%	Apr 2020	I/O
21	Senior	CA	Nov 2018	22.9	17.5	17.3	L+3.40%	6.5%	Nov 2021	I/O
22	Subordinated	NJ	Mar 2016	17.0	17.0	16.4	12.00%	12.8%	Jan 2026	I/O
23	Senior	NC	Oct 2018	13.5	8.0	7.9	L+4.00%	7.0%	Nov 2022	I/O
24	Subordinated	CA	Nov 2017	3.1	2.7	2.7	L+8.25%	10.9%	Nov 2021	I/O
25	Senior	NC	Mar 2019	84.0	—	(0.8)	L+4.25%	—	Mar 2021	I/O
Total Office				**$545.0**	**$398.0**	**$394.5**				

9

ARES
COMMERCIAL REAL ESTATE CORPORATION

Loans Held for Investment Portfolio Details

($ in millions)

#	Loan Type	Location	Origination Date	Current Loan Commitment	Outstanding Principal	Carrying Value	Interest Rate	Unlevered Effective Yield	Maturity Date	Payment Terms
Hotel Loans:										
26	Senior	Diversified	Sep 2018	$78.0	$68.0	$67.4	L+3.60%	6.6%	Sep 2021	I/O
27	Senior	OR/WA	May 2018	68.0	65.9	65.4	L+3.45%	6.5%	May 2021	I/O
28	Senior	CA	Dec 2017	40.0	40.0	39.8	L+4.12%	7.0%	Jan 2021	I/O
29	Senior	MI	Nov 2015	35.2	35.2	35.2	L+4.15%	6.6%	July 2019	I/O
30	Senior	MN	Aug 2018	31.5	31.5	31.3	L+3.55%	6.4%	Aug 2021	I/O
31	Senior	IL	Apr 2018	32.9	29.6	29.4	L+4.40%	7.4%	May 2021	I/O
Total Hotel				**$285.6**	**$270.2**	**$268.5**				
Student Housing Loans:										
32	Senior	CA	Jun 2017	$43.0	$41.8	$41.6	L+3.95%	7.0%	July 2020	I/O
33	Senior	TX	Dec 2017	41.0	41.0	40.7	L+4.75%	7.8%	Jan 2021	I/O
34	Senior	NC	Feb 2019	30.0	30.0	29.8	L+3.15%	6.1%	Feb 2022	I/O
35	Senior	AL	Feb 2017	24.1	24.1	24.0	L+4.45%	7.5%	Feb 2020	I/O
36	Senior	TX	Dec 2017	24.0	24.0	23.8	L+4.10%	7.1%	Jan 2021	I/O
Total Student Housing				**$162.1**	**$160.9**	**$159.9**				
Mixed-Use Loans:										
37	Senior	CA	Mar 2018	$56.1	$49.0	$48.7	L+4.00%	6.9%	Apr 2021	I/O
38	Senior	FL	Feb 2019	100.6	40.7	39.8	L+4.25%	7.7%	Feb 2021	I/O
39	Subordinated	IL	May 2018	15.3	11.2	11.0	L+12.25%	15.7%	Nov 2021	I/O
Total Mixed-Use				**$172.0**	**$100.9**	**$99.5**				
Industrial Loans:										
40	Senior	MN	Nov 2017	$52.9	$52.0	$51.7	L+3.15%	6.1%	Dec 2020	I/O
Total Industrial				**$52.9**	**$52.0**	**$51.7**				

10

ARES
COMMERCIAL REAL ESTATE CORPORATION

Loans Held for Investment Portfolio Details ($ in millions) Origination Current Loan Outstanding Unlevered Payment # Loan Type Location Date Commitment Principal Carrying Value Interest Rate Effective Yield Maturity Date Terms Residential/Condominium Loans: 41 Senior FL Oct 2018 $17.5 $17.5 $17.4 L+8.00% 11.9% Apr 2020 I/O 42 Subordinated NY Oct 2018 14.0 11.1 11.0 L+14.00% 17.4% May 2021 I/O 43 Senior CA Jan 2018 16.7 9.8 9.6 12.00% 14.9% Feb 2020 I/O 44 Subordinated HI Aug 2018 8.0 6.9 6.9 14.00% 18.8% Oct 2019 I/O Total Residential/Condominium $56.2 $45.3 $44.9 Self Storage Loans: 45 Senior FL Feb 2019 $19.5 $19.5 $19.3 L+3.50% 6.5% Mar 2022 I/O Total Self Storage $19.5 $19.5 $19.3 Portfolio Total/Weighted Average $1,813.3 $1,559.0 $1,548.2 7.2% 11

Consolidated Statements of Operations For the Three Months Ended ($ in thousands, except share and per share data) 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Revenue: Interest income from loans held for investment $ 27,986 $ 30,882 $ 30,362 $ 29,604 $ 27,436 Interest expense (15,740) (16,357) (16,378) (15,968) (14,299) Net interest margin 12,246 14,525 13,984 13,636 13,137 Operating revenue from real estate owned 1,911 — — — — Total revenue 14,157 14,525 13,984 13,636 13,137 Expenses: Management and incentive fees to affiliate 1,574 2,116 1,571 2,173 1,558 Professional fees 478 510 498 455 482 General and administrative expenses 1,120 892 852 789 774 General and administrative expenses reimbursed to affiliate 659 946 870 830 924 Operating expenses from real estate owned 1,633 — — — — Depreciation of real estate owned 54 — — — — Total expenses 5,518 4,464 3,791 4,247 3,738 Income before income taxes 8,639 10,061 10,193 9,389 9,399 Income tax expense, including excise tax 96 43 236 86 81 Net income attributable to common stockholders $ 8,543 $ 10,018 $ 9,957 $ 9,303 $ 9,318 Basic and diluted earnings per common share $ 0.30 $ 0.35 $ 0.35 $ 0.33 $ 0.33 Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding 28,561,827 28,553,540 28,542,828 28,524,775 28,495,833 Diluted weighted average shares of common stock outstanding 28,780,980 28,709,145 28,698,600 28,618,308 28,598,916 Dividends declared per share of common stock $ 0.33 $ 0.31 $ 0.29 $ 0.28 $ 0.28 12

Consolidated Balance Sheets As of ($ in thousands, except share and per share data) 3/31/2019 12/31/2018 ASSETS Cash and cash equivalents $ 12,814 $ 11,089 Restricted cash 379 379 Loans held for investment ($557,000 and $289,576 related to consolidated VIEs, respectively) 1,548,158 1,524,873 Real estate owned, net 36,814 — Other assets ($1,708 and $843 of interest receivable related to consolidated VIEs, respectively; $51,582 of other receivables related to consolidated VIEs as of December 31, 2018) 20,275 66,983 Total assets $ 1,618,440 $ 1,603,324 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Secured funding agreements $ 621,549 $ 777,974 Secured term loan 108,537 108,345 Collateralized loan obligation securitization debt (consolidated VIE) 442,202 270,737 Due to affiliate 2,259 3,163 Dividends payable 9,520 8,914 Other liabilities ($882 and $541 of interest payable related to consolidated VIEs, respectively) 9,271 8,604 Total liabilities 1,193,338 1,177,737 STOCKHOLDERS' EQUITY Common stock, par value $0.01 per share, 450,000,000 shares authorized at March 31, 2019 and December 31, 2018 and 28,849,070 and 28,755,665 shares issued and outstanding at March 31, 2019 and December 31, 2018, respectively 283 283 Additional paid-in capital 422,231 421,739 Accumulated earnings 2,588 3,565 Total stockholders' equity 425,102 425,587 Total liabilities and stockholders' equity $ 1,618,440 $ 1,603,324 13

Reconciliation of Net Income to Non-GAAP Core Earnings(1) For the Three Months Ended ($ in thousands, except per share data) 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Net income attributable to common stockholders $ 8,543 $ 10,018 $ 9,957 $ 9,303 $ 9,318 Stock-based compensation 492 324 329 215 234 Incentive fees to affiliate — 540 — 610 — Depreciation of real estate owned 54 — — — — Core Earnings $ 9,089 $ 10,882 $ 10,286 $ 10,128 $ 9,552 Basic Core Earnings per common share $ 0.32 $ 0.38 $ 0.36 $ 0.36 $ 0.34 Diluted Core Earnings per common share $ 0.32 $ 0.38 $ 0.36 $ 0.35 $ 0.33 See footnotes on page 15. 14

Footnotes 1. The Company believes the disclosure of Core Earnings provides useful information to investors regarding the calculation of incentive fees the Company pays to its manager, Ares Commercial Real Estate Management LLC, and the Company’s financial performance. Core Earnings is an adjusted non-GAAP measure that helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Core Earnings is a non-GAAP measure and is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fee, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. 2. Unleveraged Effective Yield is the compounded effective rate of return that would be earned over the life of the investment based on the contractual interest rate (adjusted for any deferred loan fees, costs, premiums or discounts) and assumes no dispositions, early prepayments or defaults. The total Weighted Average Unleveraged Effective Yield is calculated based on the average of Unleveraged Effective Yield of all loans held by the Company as weighted by the outstanding principal balance of each loan. 3. There is no assurance that dividends will continue at these levels or at all. Represents closing price of $15.19 per share as of March 29, 2019 and based on annualized Q1-19 paid dividend of $0.33 per common share. 4. Based on outstanding principal balance. 5. Represents total commitments. Ability to draw on available capacity is subject to available collateral and lender approvals. 15